Exhibit 10.1

EXECUTION COPY

RUTH’S HOSPITALITY GROUP, INC.

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of May 8, 2013 and entered into by and among RUTH’S HOSPITALITY GROUP, INC., a Delaware corporation (“Company”), the financial institutions from time to time party to the Credit Agreement referred to below (“Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders (“Administrative Agent”), and, for purposes of Section 4 hereof, the Guarantors (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Second Amended and Restated Credit Agreement, dated as of February 14, 2012 (the “Credit Agreement”), by and among Company, Lenders, Wells Fargo Securities, LLC, as sole lead arranger and sole bookrunner, and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Company and Lenders desire to amend the Credit Agreement to make certain amendments as set forth below;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT.

A. Amendment to Section 2: Amounts and Terms of Commitments and Loans.

Subsection 2.10A of the Credit Agreement is hereby amended by deleting the number “$25,000,000” contained therein and substituting the number “$50,000,000” therefor.

B. Amendment to Section 7: Company’s Negative Covenants.

Subsection 7.5 of the Credit Agreement is hereby amended by deleting clause (b) thereof and substituting the following therefor:

“(b) so long as no Event of Default shall have occurred and be continuing or shall be caused thereby, Company may pay dividends on or repurchase shares of its common stock in an aggregate amount for all such dividends and repurchases during the period from and including December 31, 2012 to and including the Revolving Loan Commitment Termination Date not to exceed $100,000,000; provided that Company may request that this amount be increased by an amount to be agreed upon by Company and Requisite Lenders so long as Company is then in compliance with subsection 7.6B.”

SECTION 2. CONDITIONS TO EFFECTIVENESS.

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A. On or before the First Amendment Effective Date, Company shall, and shall cause each Guarantor to, deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

1. Copies of all amendments to the Organizational Documents of Company executed on or after February 14, 2012, in each case, certified by the Secretary of State of Delaware or, if such document is of a type that may not be so certified, certified by the secretary or similar officer of Company, together with a good standing certificate from the Secretary of State of the State of Delaware, each dated a recent date prior to the First Amendment Effective Date;

2. Resolutions of the Governing Body of Company approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the First Amendment Effective Date by the secretary or similar officer of Company as being in full force and effect without modification or amendment;

4. Signature and incumbency certificates of the officers of Company executing this Amendment on Company’s behalf; and

5. Executed copies of this Amendment.

SECTION 3. COMPANY’S REPRESENTATIONS AND WARRANTIES.

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

A. Corporate Power and Authority. Company has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

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B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of Company.

C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of this Amendment and the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other Governmental Agency binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any Governmental Authorization.

E. Binding Obligation. This Amendment has been duly executed and delivered by Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; provided that, if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this condition.

G. Absence of Default. After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment or the Amended Agreement that would constitute an Event of Default or a Potential Event of Default.

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SECTION 4. ACKNOWLEDGEMENT AND CONSENT.

Each guarantor (or pledgor) listed on the signatures pages hereof (each, a “Guarantor”) hereby acknowledges and agrees that the Subsidiary Guaranty and any Collateral Document (each, a “Credit Support Document”) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in this Amendment and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; provided that, if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this condition.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 5. MISCELLANEOUS.

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

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B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

D. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company, Requisite Lenders and each of the Credit Support Parties and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

RUTH’S HOSPITALITY GROUP, INC.

By:	/s/ John F. McDonald, III
Name:	John F. McDonald, III
Title:	Vice President—General Counsel

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender, as Arranger and as Administrative Agent

By:	/s/ Darcy McLaren
Name:	Darcy McLaren
Title:	Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

1ST FARM CREDIT SERVICES, PCA, as a Lender

By:	/s/ Corey J. Waldinger
Name:	Corey J. Waldinger
Title:	Vice President, Capital Markets Group

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

FIFTH THIRD BANK, as a Lender

By:	/s/ David Beatty
Name:	David Beatty
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jamie M. Swisher
Name:	Jamie M. Swisher
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Lynn Richard
Name:	Lynn Richard
Title:	Senior Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

SUNTRUST BANK, as a Lender

By:	/s/ Eric Sebille
Name:	Eric Sebille
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

TD BANK N.A., as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

ACKNOWLEDGED AND AGREED:	R.F. LLC (for purposes of Section 4 only), as a Credit Support Party

BY: RUTH’S HOSPITALITY GROUP, INC., as Sole Member and Manager

	By:	/s/ John F. McDonald, III
	Name:	John F. McDonald, III
	Title:	Vice President—General Counsel

RCSH HOLDINGS, INC. (for purposes of Section 4 only), as a Credit Support Party

	By:	/s/ John F. McDonald, III
	Name:	John F. McDonald, III
	Title:	Vice President—Secretary

RCSH MANAGEMENT, INC. (for purposes of Section 4 only), as a Credit Support Party

	By:	/s/ John F. McDonald, III
	Name:	John F. McDonald, III
	Title:	Vice President—Secretary

RCSH OPERATIONS, INC. (for purposes of Section 4 only), as a Credit Support Party

	By:	/s/ John F. McDonald, III
	Name:	John F. McDonald, III
	Title:	Vice President—Secretary

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

RCSH OPERATIONS, LLC (for purposes of Section 4 only), as a Credit Support Party

By: RUTH’S HOSPITALITY GROUP, INC., as Sole Member and Manager

By:	/s/ John F. McDonald, III
Name:	John F. McDonald, III
Title:	Vice President—General Counsel

RUTH’S CHRIS STEAK HOUSE BOSTON, LLC (for purposes of Section 4 only), as a Credit Support Party

By: RUTH’S HOSPITALITY GROUP, INC., as Sole Member and Manager

By:	/s/ John F. McDonald, III
Name:	John F. McDonald, III
Title:	Vice President—General Counsel

RUTH’S CHRIS STEAK HOUSE DALLAS, L.P. (for purposes of Section 4 only), as a Credit Support Party

By: RUTH’S HOSPITALITY GROUP, INC., as General Partner

By:	/s/ John F. McDonald, III
Name:	John F. McDonald, III
Title:	Vice President—General Counsel

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

RUTH’S CHRIS STEAK HOUSE TEXAS, L.P. (for purposes of Section 4 only), as a Credit Support Party

By: RUTH’S HOSPITALITY GROUP, INC., as General Partner

By:	/s/ John F. McDonald, III
Name:	John F. McDonald, III
Title:	Vice President—General Counsel

RUTH’S CHRIS STEAK HOUSE FRANCHISE, LLC (for purposes of Section 4 only), as a Credit Support Party

By: RUTH’S HOSPITALITY GROUP, INC., as Sole Member and Manager

By:	/s/ John F. McDonald, III
Name:	John F. McDonald, III
Title:	Vice President—General Counsel

RHG FISH MARKET, INC. (for purposes of Section 4 only), as a Credit Support Party

By:	/s/ John F. McDonald, III
Name:	John F. McDonald, III
Title:	Vice President—General Counsel

RHG KINGFISH, LLC (for purposes of Section 4 only), as a Credit Support Party

By: RUTH’S HOSPITALITY GROUP, INC., as Sole Member

By:	/s/ John F. McDonald, III
Name:	John F. McDonald, III
Title:	Vice President—General Counsel

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

RCSH MILLWORK, LLC (for purposes of Section 4 only), as a Credit Support Party

By: RCSH OPERATIONS, LLC, as Sole Member and Manager

By: RUTH’S HOSPITALITY GROUP, INC., as Sole Member and Manager

By:	/s/ John F. McDonald, III
Name:	John F. McDonald, III
Title:	Vice President—General Counsel

MFM WINTER PARK, LLC (for purposes of Section 4 only), as a Credit Support Party

By: RHG KING FISH, LLC, as Sole Member

By: RUTH’S HOSPITALITY GROUP, INC., as Sole Member and Manager

By:	/s/ John F. McDonald, III
Name:	John F. McDonald, III
Title:	Vice President—General Counsel

Signature Page to First Amendment to Second Amended and Restated Credit Agreement